Commitments and contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Commitments and contingencies

Capital leases included in property, plant and equipment are as follows:

	December 31,
	2013	2014
Machinery and equipment	2,737	2,729
Furniture and fixtures	269	269
Total capital leases, gross	3,006	2,998
Less accumulated depreciation	(3,006)	(2,998)
Total capital leases, net	—	—

At December 31, 2014 operating leases having initial or remaining non-cancelable terms in excess of one year are as follows:

2015	5,821
2016	4,398
2017	3,771
2018	2,951
2019	2,370
Years thereafter	2,653
Total	21,964

Aggregate rental expense for operating leases was €24,661 in 2012, €9,529 in 2013 and €5,964 in 2014. On December 31, 2014 the Company had entered into purchase commitments with suppliers in the amount of €69,720 for purchases, all for purchases within the next 12 months. Commitments for capital expenditures and other per December 31, 2014 were €3,198.

Change of Control Transaction

Pursuant to our 1997 settlement agreement with Applied Materials, as amended and restated in 1998, if we desire to effect a change of control transaction, as defined in the settlement agreement which generally involves our operations and not our investment in ASMPT, with a competitor of Applied Materials, we must first offer the change of control transaction to Applied Materials on the same terms as we would be willing to accept from that competitor pursuant to a bona fide arm’s-length offer made by that competitor.